Exhibit 23.1

                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Dynex Capital, Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                              KPMG PEAT MARWICK LLP